Exhibit 10.55

WARRANTY OF TITLE

STATE OF _______________	)
	)	SS.
COUNTY OF _____________	)

BEFORE ME the undersigned authority, personally appeared KAREN RANDALL, as PRESIDENT and BRUCE RANDALL as SECRETARY of TALL SHIP ADVENTURES OF CHICAGO INC, a Illinois Corporation (the “Corporation”), who being first duly sworn, does depose and say as follows:

1.	We are acting in our individual capacities.

2.	That we are the beneficial owners of a 1996 94.9’ DETYENS SHIPYARD “1996” Sailboat (ON 1030835) known as the “WINDY” (hereinafter “Vessel”).

3.	That the above-described Vessel is free and clear of all liens, taxes, encumbrances, and claims of every kind, nature and description whatsoever, except for any outstanding mortgages which will be paid offal dosing out of proceeds.

4.	That there have been no improvements, alterations, or repairs to the above-described Vessel which the costs thereof remain unpaid. No person, firm or corporation is owed for any outstanding services, supplies, labor or materials rendered to, or for the benefit of the Vessel.

5.	That the personal property contained in and on the Vessel is also free and clear of any liens, encumbrances., claims and demands whatsoever.

6.	That all dockage fees and other costs associated with the use and ownership for the Vessel has been paid.

7.	There are no personal injury claims or any other tort claims now outstanding against the Vessel or its owner, and I have no knowledge, either directly or indirectly, of any potential tort claim involving the Vessel or its owner.

8.	That this affidavit is made for the purpose of inducing WINDY OF CHICAGO, LIMITED, (hereinafter “Buyer(s)”) to purchase said Vessel from the Corporation.

9.	That no judgment or decree has been entered. in any court of this state or the United States against said owners of said Vessel_ which remains unsatisfied.

10.	That KAREN RANDALL and BRUCE RANDALL , Individually, shall defend, indemnify and hold harmless Buyer(s) from and against any and all claims, liens or liabilities, of whatever nature that may be made by any person, firm, or corporation against the Vessel which would in any way adversely affect Buyers’ interest in the Vessel including, but not limited to, all liability for repairs, maintenance, dockage or other costs associated with the Corporation’s ownership and use of the Vessel prior to the closing of the sale to Buyer(s) (hereinafter referred to as “Liabilities”), provided said Liabilities were incurred, accrued or arose prior to the closing of the sale of the Vessel to Buyer(s). The prevailing party in any litigation arising out of this agreement for indemnity shall be entitled to receive its reasonable attorney’s fees and costs.

FURTHER AFFIANTS SAYETH NOT

/s/ Karen Randall
KAREN RANDALL	BRUCE RANDALL

Affidavit No. 191

SWORN AND SUBSCRIBED to before the undersigned authority by    Karen Maria Randell    who is known to me, on this    18th    day of    April    2022.

NOTARY PUBLIC, Commonwealth of Puerto Rico

/s/ Janelle Aixa Rtyes Maisonet
Signature

Janelle Aixa Rtyes Maisonet
Printed Name (Seal) Lifetime Commission

POWER OF ATTORNEY FOR VESSEL

Date:	4-18-22

Know all men by these present, that I, KAREN RANDALL as PRESIDENT of TALL SHIP ADVENTURES OF CHICAGO INC., have constituted and appointed Alicyn Drujak or Jessica MullinsFlores from ASAP Marine Documentation & Registration, Inc., to be my true and lawful attorney-in-fact, to sign all documents and related instruments, INCLUDING ONE RECORDABLE USCG BILL OF SALE to effect the SALE OF the below referenced vessel(s), to complete all documents required for sale of the vessel(s), to obtain deletion from current registration of the vessel and to bind me/us thereby in a full and ample a manner as I myself could do, were I personally present and signing the same.

VESSEL KNOWN AS: “WINDY”

A 1996 94.9’ DETYENS SHIPYARD “1996” vessel bearing Hull Identification Number SC00DSI and Official Number 1030835

AND TENDERS DESCRIBED AS FOLLOWS:

If executed on behalf of a Corporation, this instrument is executed with authority of the board of directors.

With full power of substitution and revocation I/we hereby ratify and confirm whatever my/our said attorney may lawfully do or cause to be done in the premises by virtue hereof.

/s/ Karen M. Randall
Signature of Grantor(s) KAREN RANDALL

NOTARY ACKNOWLEDGMENT

Affidavit #190

DECLARED BEFORE ME this     18     day of,    April    2022, by    Karen Maria Randall   , who is/are personally known to me ~~or has/have produced~~ _________________ as identification and did/did not take an oath.

/s/ J Reyes
Signature of Notary

Janelle Aixa Reyes Maisonet
Printed or Typed Name of Notary Lifetime Commission

INC. (954) 926-2387
BILL OF SALE
1.	VESSEL NAME: WINDY	HULL ID. NO. SC00DSI	REG. NO.	2.	OFFICIAL NO. 1030835
3.	NAME(S) and ADDRESS(ES) of SELLER(S):
	TALL SHIP ADVENTURES OF CHICAGO INC 600 E GRAND AVE BOX 40 CHICAGO, IL 60611 Percentage of Ownership being Transferred			100%
4.	NAME(S) and ADDRESS(ES) of BUYER(S) and INTEREST TRANSFERRED TO EACH. Unless Otherwise stated herein, this bill of sale creates a Tenancy in Common with each Tenant owning an equal undivided interest.
	WINDY OF CIDCAGO, LIMITED 5560 OAK BEND TRAIL PROSPER, TX 75078 Owner(s)			100%
5.	CONSIDER.ATION RECEJVID: ONE DOLLAR ANDOTHER GOOD AND VALUABLE CONSIDERATION (UNLESS OTHER.WISE STATED).
6.

l (WE) DO HER.EBY SELL TO BUYER(S) NAMED ABOVE, THE RIGHT, TITLE & INIEREST OF THE VESSEL IDENTIFIED ABOVE, IN THE PROPORTION SPECIFIED HEREIN.

SELLER(s) warrants that he/she/they has good title to the vessel and that it is sold free and clear of all security interests, equities, liens, bills, mortgages, taxes, obligations, claims or encumbrances of any nature whatsoever and hereby agrees to indemnify and hold harmless BUYER and ASAP MARINE DOCUMENTATION & REGISTRATION, INC their officers, agents, employees, successors and assigns, from and against all claims, losses, damages, causes of action, suits, and liability of every kind, including all expenses of litigation, court costs and attorney's fees, which BUYER or ASAP MARINE DOCUMENTATION & REGISTRATION, INC., may suffer, sustain or incur based on or arising from any of the aforementioned prior to the date hereof. Vessel is sold together with an equal interest in the masts, bowsprit, sails, boats, anchors, cables, tackle, furniture, and all other necessaries thereto appertaining and belonging except as stated herein. Any Mortgages or Encumbrances filed against the vessel at this time shall be paid from Seller's proceeds at the time of sale.

7.	SIGNATURE(S) of SELLER(S)			8.	DATE:
		/s/ Karen M. Randall	/s/ Bruce Randall		4-18-22
9.	NAME(S) OF PERSON(S) SIGNING ABOVE AND LEGAL CAPACITY(IES) IN WHICH SIGNED.
	BY:	KAREN RANDALL	BRUCE RANDALL
	AS:	PRESIDENT	SECRETARY
10.	ACKNOWLEDGMENT (TO BE COMPLE1ED BY NOTARY PUBLIC OR OTHER OFFICIAL AUTHORIZED BY LAW OF A STATE OF THE UNITED STATES TO TAKE OATHS).
	~~STATE OF~~ Commonwealth of Puerto Rico		~~COUNTY/PARISH OF~~ Affidavit No. 192

On    April 18   , 2022, THE PERSON(S) NAMED IN SECTION 9 ABOVE ACKNOWLEGED EUCUTION OF THE FOREGOING INISTRUNTENT IN THEIR STATED CAPACITY(IES) FOR THE PURPOSE THEREIN CONTAINED. HE/SHE/THEY IS/ARE PERSONALLY KNOWN TO ME ~~OR HAS/HAVE PRODUCED~~ ____________

____________________________________________________________AS IDENTIFIED IF EXECUTED ON BEHALF OF A CORPORATION INSTRUMENT EXECUTED WITH

NOTARY PUBLIC SIGNTURE		/s/ Janelle Aixa Reyes Maisonet
Janelle Aixa Reyes Maisonet
NAME OF NOTARY PRINTED, TYPED, OR STAMPED
Lifetime Commission
MY COMMISSION EXPIRES

INC. (954) 926-2387
BILL OF SALE
1.	VESSEL NAME: WINDY	HULL ID. NO. SC00DSI	REG. NO.	2.	OFFICIAL NO. 1030835
3.	NAME(S) and ADDRESS(ES) of SELLER(S):
	TALL SHIP ADVENTURES OF CHICAGO INC 600 E GRAND AVE BOX 40 CHICAGO, IL 60611 Percentage of Ownership being Transferred			100%
4.	NAME(S) and ADDRESS(ES) of BUYER(S) and INTEREST TRANSFERRED TO EACH. Unless Otherwise stated herein, this bill of sale creates a Tenancy in Common with each Tenant owning an equal undivided interest.
	WINDY OF CIDCAGO, LIMITED 5560 OAK BEND TRAIL PROSPER, TX 75078 Owner(s)			100%
5.	CONSIDER.ATION RECEJVID: ONE DOLLAR ANDOTHER GOOD AND VALUABLE CONSIDERATION (UNLESS OTHER.WISE STATED).
6.

l (WE) DO HER.EBY SELL TO BUYER(S) NAMED ABOVE, THE RIGHT, TITLE & INIEREST OF THE VESSEL IDENTIFIED ABOVE, IN THE PROPORTION SPECIFIED HEREIN.

SELLER(s) warrants that he/she/they has good title to the vessel and that it is sold free and clear of all security interests, equities, liens, bills, mortgages, taxes, obligations, claims or encumbrances of any nature whatsoever and hereby agrees to indemnify and hold harmless BUYER and ASAP MARINE DOCUMENTATION & REGISTRATION, INC their officers, agents, employees, successors and assigns, from and against all claims, losses, damages, causes of action, suits, and liability of every kind, including all expenses of litigation, court costs and attorney's fees, which BUYER or ASAP MARINE DOCUMENTATION & REGISTRATION, INC., may suffer, sustain or incur based on or arising from any of the aforementioned prior to the date hereof. Vessel is sold together with an equal interest in the masts, bowsprit, sails, boats, anchors, cables, tackle, furniture, and all other necessaries thereto appertaining and belonging except as stated herein. Any Mortgages or Encumbrances filed against the vessel at this time shall be paid from Seller's proceeds at the time of sale.

7.	SIGNATURE(S) of SELLER(S)			8.	DATE:
		/s/ Karen M. Randall	/s/ Bruce Randall		4-18-22
9.	NAME(S) OF PERSON(S) SIGNING ABOVE AND LEGAL CAPACITY(IES) IN WHICH SIGNED.
	BY:	KAREN RANDALL	BRUCE RANDALL
	AS:	PRESIDENT	SECRETARY
10.	ACKNOWLEDGMENT (TO BE COMPLE1ED BY NOTARY PUBLIC OR OTHER OFFICIAL AUTHORIZED BY LAW OF A STATE OF THE UNITED STATES TO TAKE OATHS).
	STATE OF Commonwealth of Puerto Rico		COUNTY/PARISH OF Affidavit No. Duplicate of 192

On     April 18   , 2022, THE PERSON(S) NAMED IN SECTION 9 ABOVE ACKNOWLEGED EUCUTION OF THE FOREGOING INISTRUNTENT IN THEIR STATED CAPACITY(IES) FOR THE PURPOSE THEREIN CONTAINED. HE/SHE/THEY IS/ARE PERSONALLY KNOWN TO ME ~~OR HAS/HAVE PRODUCED~~ ____________

____________________________________________________________AS IDENTIFIED IF EXECUTED ON BEHALF OF A CORPORATION INSTRUMENT EXECUTED WITH

NOTARY PUBLIC SIGNTURE		/s/ Janelle Aixa Reyes Maisonet
Janelle Aixa Reyes Maisonet
NAME OF NOTARY PRINTED, TYPED, OR STAMPED
Lifetime Commission
MY COMMISSION EXPIRES

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